                                                                    Exhibit 10.3


                                   March 1997
                        Beaver Lake Resources Corporation

                              Canadian Western Bank
                                  Re-Financing

                                 MCCAFFERY GOSS

                             BARRISTERS & SOLICITORS

                           1800 FIRST CANADIAN CENTRE
                              350 - 7TH AVENUE S.W.

                                CALGARY, ALBERTA

                                     T2P 3N9

                        BEAVER LAKE RESOURCES CORPORATION
                       CANADIAN WESTERN BANK RE-FINANCING

                                   MARCH 1997

Tab No.                   Description of Document

  1.          First Amending Loan Agreement

  2.          Revolving Credit Agreement

  3.          First Supplemental Debenture

  4.          Acknowledgement and Postponement of Claim:
              a.    Vijay Pharar
              b.    Qurat-ul-ain Syed
              c.    Fida Malik

                          FIRST AMENDING LOAN AGREEMENT

This First Amending Loan Agreement dated March 25, 1997 is made by and between
(i) BEAVER LAKE RESOURCES CORPORATION, an Alberta corporation, as borrower (the "BORROWER") and (ii) CANADIAN WESTERN BANK, a Canadian chartered bank with a branch in Calgary, Alberta, as lender (the "BANK").

WHEREAS the parties hereto wish to amend the letter loan agreement dated March 5, 1996 between the Borrower and the Lender (the "LOAN AGREEMENT") in order to increase the existing revolving credit facility to Cdn. $3,900,000.

NOW THEREFORE, the parties hereto agree as follows:

1.       Defined Terms

         Terms and expressions defined in the Loan Agreement shall, when used herein and unless otherwise defined herein, have the same meanings as are ascribed to them therein.

2.       Amendments to Loan Agreement

         The Loan Agreement is hereby amended as follows:

a.       Section 3 is hereby deleted and substituted with the following:

         "Demand revolving reducing loan in the amount of Cdn. $3,900,000 (the "LOAN") to be drawn down from time to time in multiples of Cdn. $75,000. The indebtedness of the Borrower under the Loan may increase and decrease from time to time and the Borrower may borrow, repay and reborrow the amounts available under the Loan in accordance with the terms of this Loan Agreement. The maximum principal amount available under the Loan shall be repaid and automatically reduced in accordance with Section 9 hereof."

b. The first paragraph of Section 7 is hereby amended by deleting "one percent (1.00%) per annum" and substituting therefor "three quarters of one percent (0.75%) per annum".

c. The first paragraph of Section 8 is hereby deleted and substituted with the following:

         "On or before July 1, 1997, the Bank shall establish a principal repayment and reduction schedule for the Loan (the "SCHEDULED REDUCTIONS") based upon its review of the Engineering Report, the most recent financial statements of the Borrower and such other criteria as the Bank may consider appropriate. The Borrower acknowledges that the Scheduled Reductions shall be established by the Bank in its sole and absolute discretion.

         The entire amount outstanding hereunder, including all accrued and unpaid interest and any other amounts owing hereunder, shall be repaid by the Borrower immediately on demand by the Bank. Until demand, interest shall be payable on the principal amount of the Loan as described in Section 7 hereof and the principal amount outstanding on the Loan shall be repaid to ensure that the indebtedness under the Loan does not exceed the authorized principal amount of the Loan available from time to time hereunder."

d. Section 13(b)(i)(B) is hereby deleted and substituted with the following:

         "(B) the aggregate estimated net revenue from such proven developed producing reserves for the next fiscal year must exceed 150% of all scheduled principal reductions plus interest payable on the Loan for the corresponding period (on the assumption that the full amount of the Loan is outstanding). Estimated interest for each fiscal year will be based upon the average Prime Rate for the calendar month preceding the start of each fiscal year plus one and one-half percent (1.5%) per annum; and"

         3.       Purpose

         The Loan is to be used by the Borrower for general corporate purposes, including financing day to day operations, capital expenditures and the acquisition of oil and gas assets.

4.        Drawdown

         The Bank shall not be obliged to increase the principal amount of the Loan unless the Bank has received a drawdown notice from the Borrower in substantially the form of Schedule "A" hereto (the "DRAWDOWN NOTICE") prior to the date of the initial advance of the Loan extension (the "DRAWDOWN DATE") and each and every one of the Conditions Precedent (as hereinafter defined) is satisfied on or prior to the Drawdown Date. A Drawdown Notice given by the Borrower hereunder is irrevocable and shall oblige the Borrower to take the action contemplated on the date specified therein.

5.       Security

         As continuing collateral security for the repayment of the Loan, interest thereon and all other liabilities of the Borrower to the Bank hereunder and under the Loan Agreement, the Bank shall be provided with the following additional security (the "ADDITIONAL SECURITY") in form and substance satisfactory to the Bank:

a.       revolving credit agreement in the principal amount of the Loan;

b. first supplemental debenture (the "FIRST SUPPLEMENTAL DEBENTURE") creating a first fixed charge over the Borrower's working interest in the proven developed producing oil and gas properties described in the reserve and economic evaluation of Sproule Associates Limited dated March 10, 1997 with effect as of January 1, 1997 and located in the Gilby Area of Alberta (the "ADDITIONAL PROPERTIES");

c. acknowledgement and postponement of claim from Vijay Pharar, Qurat-ul-ain Syed and Fida Malik (collectively, the "INVESTORS");

d. evidence of applicable insurance coverage relating to the Borrower and the Additional Properties; and

e. any other ancillary documentation that the Bank or its counsel may reasonably require.

         Each item of the Additional Security shall be treated as separate collateral security given in addition to any other item of Security. The Borrower acknowledges that it continues to be bound by the existing Security, that such Security continues to secure the obligations of the Borrower to the Bank under this First Amending Loan Agreement and that the First Supplemental Debenture is delivered to the Bank pursuant to the Instrument of Pledge dated March 5, 1996 from the Borrower to the Bank.

          The Bank shall also be provided with the following legal opinions:

          i. a legal opinion from the Borrower's counsel addressed to the Bank and its counsel, in form and substance satisfactory to them, opining among other matters, but specifically as to the Borrowers ability to borrow the Loan and as to the due authorization, execution and delivery of this First Amending Loan Agreement and the Additional Security;

          ii. a favourable title opinion from the Borrower's counsel or special counsel to the Borrower addressed to the Bank and its counsel, in form and substance satisfactory to them, with respect to the Additional Properties; and

          iii. a legal opinion of the Bank's counsel addressed to the Bank, in form and substance satisfactory to the Bank, with respect to the enforceability of the First Amending Loan Agreement and the Additional Security against the Borrower and the registration of the Additional Security as a first fixed charge on the Additional Properties subject only to those encumbrances which are acceptable to the Bank.

6.       Conditions Precedent

         The obligation of the Bank to advance the Loan extension is subject to the fulfilment of each and every one of the following conditions precedent (the "CONDITIONS PRECEDENT"):

a. the Bank shall have received the Drawdown Notice on or prior to the Drawdown Date;

b. all loan documentation, legal opinions and the Additional Security as contemplated herein shall have been executed and delivered to the Bank and shall have been registered, or arrangements satisfactory to the Bank to permit such registration following the advance of the Loan shall have been made, where registration is required or of advantage, subject only to such encumbrances as are acceptable to the Bank;

c. the representations and warranties of the Borrower contained in the Loan Agreement, as amended hereby, shall be true and correct as of the Drawdown Date;

d. on the Drawdown Date there shall exist no condition or event which constitutes an Event of Default or which, after the giving of notice or the passing of time, or both, would constitute an Event of Default;

e. the Bank shall have received certified copies of resolutions of the board of directors of the Borrower authorizing the Loan and the execution, delivery and performance of this First Amending Loan Agreement and the Additional Security;

f. the Bank shall have received certified copies of the consenting documents and by-laws of the Borrower;

g. the Bank and its counsel shall have reviewed and found satisfactory the documents and transactions related to the Borrower's acquisition of the Additional Properties; and

h. prior to or contemporaneous with the Drawdown, the Borrower shall have completed the acquisition of the Additional Properties.

         The Conditions Precedent are for the sole and absolute benefit of the Bank and may be waived in whole or in part by the Bank; provided that any waiver shall not be binding unless given in writing and shall not derogate from the right of the Bank to insist on the satisfaction of any condition not expressly waived in writing or to insist on the satisfaction of any condition waived in writing which may be requested in the future.

7.       Representations and Warranties

         Section 16 of the Loan Agreement is hereby incorporated into this First Amending Loan Agreement, with references to "this Loan Agreement" changed to "this First Amending Loan Agreement and the Loan Agreement", and the Borrower acknowledges and confirms that such representations and warranties are true and correct on the date hereof. In addition, the Borrower represents, warrants and covenants to and in favour of the Bank as follows:

a. the Borrower is the legal and beneficial owner of the oil and gas properties described on Schedule "B" hereto, except for the "Investors' Interest" described in Schedule "B" which is beneficially owned by each Investor pursuant to a Participation Agreement with the Borrower dated July 16, 1996; and

b. the Borrower shall at all times comply with the terms of each acknowledgement and postponement executed by each Investor in favour of the Bank.

8.       Events of Default

         The Borrower acknowledges and confirms to the Bank that there does not exist, on the date hereof, any condition or event which constitutes an Event of Default or which, after the giving of notice or the passing of time, or both, would constitute an Event of Default

9.       Extended Definitions

         The definitions of Loan Agreement, Security and Properties in the Loan Agreement are hereby amended to include a reference to this First Amending Loan Agreement, the Additional Security and Additional Properties, respectively.

10.     Commitment Fee

        The Bank acknowledges having received a non-refundable commitment fee in the amount of $14,000.

11.      Ratification

         Save and except as amended pursuant to the terms hereof, the Loan Agreement is hereby ratified and confirmed.

12.      First Amending Loan Agreement Governs

         The terms of the Loan Agreement, as amended by this First Amending Loan Agreement, express and constitute the entire agreement between the parties and this First Amending Loan Agreement supersedes and replaces the financing proposals dated February 27, 1997 and March 26, 1997 from the Bank to the Borrower.

13.      Enurement

         This First Amending Loan Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have executed this First Amending Loan Agreement as of the date and year first above written.

                            BEAVER LAKE RESOURCES CORPORATION

                            Per: /s/ RANDY DENECKY
                                 -----------------------------------------------
                                 Name:   Randy Denecky
                                 Title:  Executive V.P.

                            Per: /s/ GREG ZIEGLER
                                 -----------------------------------------------
                                 Name:   Greg Ziegler
                                 Title:  Vice President

                            CANADIAN WESTERN BANK

                            Per: /s/ A.Y. IWASA
                                 -----------------------------------------------
                                 A.Y. Iwasa
                                 Manager, Energy Lending

                                   SCHEDULE "A"

         TO THE FIRST AMENDING LOAN AGREEMENT DATED MARCH 25, 1997 BETWEEN CANADIAN WESTERN BANK, AS LENDER, AND BEAVER LAKE RESOURCES CORPORATION, AS BORROWER

                                 DRAWDOWN NOTICE

TO:         CANADIAN WESTERN BANK

FROM:       BEAVER LAKE RESOURCES CORPORATION

DATE:       March X, 1997

1. This Drawdown Notice is delivered to you pursuant to Section 4 of the First Amending Loan Agreement dated March 25, 1997 (the "Loan Agreement"). All defined terms set forth in this Drawdown Notice shall have the respective meanings set forth in the Loan Agreement.

2.              We hereby request a Drawdown as follows:

               (a)   Date of Drawdown:       March X, 1997
               (b)   Amount of Drawdown:     $X
               (c)   Payment Instructions:   X

3. No Event of Default has occurred and is continuing, nor will any Event of Default occur as a result of the aforementioned Drawdown.

                             Yours very truly,

                             BEAVER LAKE RESOURCES CORPORATION


                             Per:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                           REVOLVING CREDIT AGREEMENT

TO:         CANADIAN WESTERN BANK (the "BANK")
            441 - 5th Avenue S.W.
            Calgary, Alberta
            T2P 2V1

FROM:       BEAVER LAKE RESOURCES CORPORATION (the "BORROWER")
            1204, 333 - 7th Avenue S.W.
            Calgary, Alberta
            T2P 2Z1

RE:         Revolving Line of Credit (the "CREDIT")
            Credit Limit - $3,900,000 (the "CREDIT LIMIT")

      In consideration of the Bank authorizing the Credit subject to the conditions contained herein, the Borrower acknowledges and agrees as follows:

1. The Borrower covenants to pay to the Bank ON DEMAND all amounts outstanding under the Credit together with interest thereon at a variable rate per annum equal to three quarters of one percent (0.75%) above the Bank's prime lending rate in effect from time to time. The Bank's prime lending rate is the variable per annum rate of interest published from time to time by the Bank as its prime lending rate. On the date hereof, the Bank's prime lending rate is 4.75% per annum. A statement by any officer of the Bank confirming the Bank's prime lending rate at any time or times shall be conclusive evidence thereof for all purposes hereunder.

      Interest shall be calculated on the daily outstanding balance, shall accrue from day to day and shall be compounded monthly in arrears and shall be payable monthly on such day of the month as the Bank may from time to time require. Interest calculated as aforesaid shall be payable at the said rate before and after maturity, default and judgment, with interest on overdue interest at the same rate as on principal.

2. The Bank is authorized but not obliged to advance or readvance funds under the Credit from time to time by credit to the Borrower's account number 5661673 (the "ACCOUNT") at the Bank's branch at the address noted above. Advances or readvances, if made, shall be in the minimum amount of $75,000 or a multiple thereof and shall be made as required to meet directions to pay on or other withdrawals or payments from the Account.

3. Neither the execution of this Agreement or any of the other documents required by the Bank in connection with the Credit, nor the advance in part of the Credit, shall bind the Bank to advance or readvance any portion of the Credit and the Bank may do so in its sole and arbitrary discretion. The Bank shall not be liable for, and the Borrower agrees that no action shall lie against the Bank for, refusing to advance further funds under the Credit at any time or for any reason whatsoever. The Bank shall have the right to withdraw the Credit at any time without cause or notice.

4. The Borrower covenants that at no time shall the balance owing under the Credit exceed the Credit Limit and the Bank shall have no obligation to honour any request for funds, however submitted, the honouring of which would have the effect of making the balance owing exceed the Credit Limit. Notwithstanding the foregoing, if at any time amounts advanced and outstanding on the Credit exceed the Credit Limit, any such overdraft which occurs in excess of the Credit Limit shall be governed by the provisions of this Agreement except that the Bank may, in its sole decision, impose on the amount of such overdraft, and the Borrower hereby agrees to pay thereon, a rate of interest equal to the Bank's highest overdraft interest rate established from time to time and chargeable on overdraft balances, even though such interest rate may be higher than the rate set out in paragraph 1 hereof, with interest on overdue interest at the same rate. A statement by any officer of the Bank confirming the applicable overdraft interest rate chargeable on any such overdraft shall be conclusive evidence thereof for all purposes hereunder.

5. The Bank is authorized but not obliged to debit the Account as required from time to time to pay interest, principal, administration fees chargeable on the Credit as notified to the Borrower or posted in the Bank's branches from time to time, and other costs (including legal costs as between a solicitor and his own client on a full indemnity basis) incurred in respect of the Credit or otherwise payable by the Borrower to the Bank, including without limitation, costs related to preparation, perfection and enforcement of this Agreement and any collateral securities or documents and recovery of amounts outstanding on the Credit, all of which fees and costs the Borrower agrees to pay on demand with interest after demand at the rate hereinbefore set forth. Any interest accrued on any such amounts which is not paid by the next date on which an interest installment is payable shall be compounded on such date and on all further installment dates until paid and, as overdue interest, bear interest at the same rate as on principal. All monies received by the Bank, whether by way of debit as aforesaid or otherwise, may be applied and allocated by the Bank to such parts of the outstanding indebtedness (whether interest, principal, fees or other costs) as the Bank deems best.

6. The Borrower agrees to maintain an average monthly minimum credit balance in the Account, which may include compensating balances to cover service fees, reserves and debit float. Such balance shall be an amount agreed to in writing between the Borrower and the Bank from time to time.

7. In the Bank's sole discretion and for so long as the Bank thinks fit, the Credit Limit may be reduced by an amount equal to the Borrower's liability (as determined by the Bank in its sole discretion) on any letters of credit or guarantee issued by the Bank at the request of the Borrower.

8. The Bank's written statement of the amount owing under the Credit at any particular time shall, in the absence of manifest error, be conclusively binding on the Borrower for all purposes.

9. Additional agreements may from time to time exist between the Bank and the Borrower relating to the Credit and in the event of a conflict between this Agreement and another agreement relating to the Credit such other agreement shall prevail; if there is no conflict, this Agreement and such other agreement shall be read in conjunction with and as supplementary to each other. This Agreement and any other agreements in relation to the Credit are in addition to and not in substitution for any other agreements between the Borrower and the Bank, including but not limited to agreements related generally to the operation of the Account. Without restricting the generality of the foregoing, if the Bank at any time or from time to time takes a promissory note or notes from the Borrower representing any advances under the Credit, whether in whole or in part and whether in the case of overdrafts or otherwise, such note or notes shall not extinguish or pay such advances but shall evidence the same only.

      IN WITNESS WHEREOF the Borrower has executed this Agreement on March 25, 1997.


                            BEAVER LAKE RESOURCES CORPORATION

                            Per: /s/ RANDY DENECKY
                                 -----------------------------------------------
                                 Name:   Randy Denecky                       c/s
                                 Title:  Executive V.P.

                            Per: /s/ GREG ZIEGLER
                                 -----------------------------------------------
                                 Name:   Greg Ziegler
                                 Title:  Vice President

                          FIRST SUPPLEMENTAL DEBENTURE

This First Supplemental Debenture dated March 25, 1997 is made by BEAVER LAKE RESOURCES CORPORATION, an Alberta corporation (the "BORROWER") in favour of CANADIAN WESTERN BANK, a Canadian chartered bank (the "BANK").

WHEREAS the Borrower issued and granted a debenture dated March 5, 1996 in favour of the Bank in the principal amount of Cdn. $5,000,000 (the "DEBENTURE");

AND WHEREAS the Bank has agreed to extend additional credit to the Borrower and the Borrower has agreed to grant, mortgage and charge to and in favour of the Bank additional property and assets of the Borrower.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Borrower hereby covenants and agrees with the Bank as follows:

1. Terms and expressions defined in the Debenture shall, when used herein, have the same meanings as are ascribed to them therein.

2. Schedule "A" to the Debenture is hereby amended by adding thereto the property and assets set forth and described in Schedule "A" attached to this First Supplemental Debenture and, in order to give full and further effect to such amendment, the Borrower hereby mortgages, pledges and charges as and by way of a first fixed and specific mortgage and charge to and in favour of the Bank all of its right, title, estate and interest in and to (i) the lands listed and described on Schedule "A" hereto and (ii) the Oil and Gas Properties relating to such lands, which shall all constitute Specifically Mortgaged Property.

3. This First Supplemental Debenture is supplemental to the Debenture and is to form part of and shall have the same effect as though incorporated into the Debenture.

4. Save and except as amended pursuant to the terms hereof, the Debenture is hereby ratified and confirmed.

5. This First Supplemental Debenture shall enure to the benefit of the Bank and its successors and assigns and shall be binding upon the Borrower and its successors and assigns.

         IN WITNESS WHEREOF the Borrower has executed this First Supplemental Debenture by its duly authorized officer on the date and year first above written.

                            BEAVER LAKE RESOURCES CORPORATION


                            Per: /s/ RANDY DENECKY
                                 -----------------------------------------------
                                 Name:   Randy Denecky                       c/s
                                 Title:  Executive V.P.

                            Per: /s/ GREG ZIEGLER
                                 -----------------------------------------------
                                 Name:   Greg Ziegler
                                 Title:  Vice President

        SCHEDULE "A"

FILE #  LESSOR'S NO.  TWP/RGE   SECTION         RIGHTS                             W.I.%           ENCUM.     EXPIRY     ROFR
A-1176        39142   40-03W5   E/2 SEC. 36     P&NG TO BASE PEKISKO               56.25            CSS        SEC.95     NO

A-1177       113765   40-03W5   W/2 SEC. 36     P&NG TO BASE PEKISKO               56.25            CSS        SEC.95     NO

A-1181     PCP 2863   40-03W5   SE/4 SEC. 15    PETROLEUM TO UPPER 37' OF BANFF      100    12.5% LSR (i)(ii)  HBP        NO

                      (i)       NON-CONV. 3.5% NOR OIL ON 100% PRODUCTION PAID 100% BY PHILLIPS
                      (ii)      NON-CONV. 10.0% GORN OIL ON 100% PRODUCTION PAID 100% BY PHILLIPS


                      WELLS                     BATTERY

                      100/06-36-040-03 W5/00    06-36-040-03 W5
                      100/11-36-040-03 W5/00


                   ACKNOWLEDGEMENT AND POSTPONEMENT OF CLAIM

TO: CANADIAN WESTERN BANK

           WHEREAS, Beaver Lake Resources Corporation ("Beaver Lake") is, subject to the trusts described herein, the legal and beneficial owner of those lands and interest described in Schedule "A" hereto;

           AND WHEREAS pursuant to a trust agreement between Beaver Lake and the undersigned attached hereto as Schedule "B" (the "Trust Agreement"), Beaver Lake holds on certain trusts those interests described in Schedule "C" on behalf of the undersigned;

           AND WHEREAS Beaver Lake has existing financing with the Bank and has applied to the Bank to amend its existing finance arrangements with the Bank;

           AND WHEREAS the Bank has agreed to amend the existing finance arrangements with Beaver Lake subject to the granting of the appropriate loan and security documents. All loan and security documents previously granted by Beaver Lake (including its predecessors Beaver Lake Energy Corporation and Capco Resource Properties Ltd.), to the Bank and all loan and security documents to be granted by Beaver Lake to the Bank pursuant to the amendments to the financing arrangements are hereinafter referred to as the "Securities");

           AND WHEREAS it is the intention of the undersigned and Beaver Lake that the Bank be able to deal with Beaver Lake in all respects with respect to the granting of the Securities without any requirement of approval from the undersigned;

           THEREFORE, in consideration of the Bank amending its existing financing with Beaver Lake and other good and valuable consideration, the undersigned acknowledges and agrees as follows:

1. The Trust Agreement, all interests of the undersigned under the Trust Agreement (including the oil and gas properties described in Schedule "C") and all indebtedness, obligations and liabilities, present and future, of Beaver Lake to the undersigned are hereby subordinated and postponed to the rights and interests of the Bank under the Securities;

2. The Bank shall deal with Beaver Lake and the Securities in the same manner and as if Beaver Lake was the owner of 100% of the legal and beneficial owner of the lands and interests described in Schedule "A" and the undersigned is estopped in any proceeding brought by the Bank with respect to the Securities from claiming any interest in the lands and interests described in Schedule "A" in priority to the Bank.

3. Any decrease or increase in the amount advanced or to be advanced to Beaver Lake, and any amendment, variation or modification of the terms of the Securities and the granting of time, extensions, renewals, compromises, indulgences, waivers, releases or other concessions to Beaver Lake shall not require the agreement or approval of the undersigned.

4. This Acknowledgement and Postponement shall not be affected by the death or loss or diminution of capacity of the undersigned or by any change in the name of Beaver Lake by the acquisition of Beaver Lake's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of Beaver Lake, or by Beaver Lake being amalgamated or otherwise merged with or into any other corporation, but shall notwithstanding the happening of any such event continue to apply to all the Securities whether theretofore or thereafter incurred or arising and in this instrument the word "Beaver Lake" shall include every such corporation.

5. The term "Securities" as used herein shall include and extend to any money, loaned or advanced by the Bank to or for the account of Beaver Lake in connection with or incidental to the Securities or any amounts owing pursuant to the Securities, and shall also include and extend to any renewal of or substitution for the Securities.

6. This Acknowledgement and Postponement shall extend to and enure to the benefit of the Bank and its successors and assigns, and every reference herein to the undersigned, is a reference to and shall be construed as including the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned or of any of them, as the case may be, to and upon all of whom this Acknowledgement and Postponement shall extend and be binding.

7. This Acknowledgement and Postponement of Claim shall be governed by and construed in accordance with the laws of the Province of Alberta. The undersigned irrevocably submits to the courts of the Province of Alberta in any action or proceeding arising out of or relating to this Acknowledgement and Postponement of Claim, and irrevocably agrees that all such actions and proceedings may be heard and determined in such courts, and irrevocably waives, to the fullest extent possible, the defense of any inconvenient forum.

      GIVEN UNDER SEAL at City of Industry this 1st day of April, 1997

SIGNED, SEALED AND DELIVERED IN THE   )
PRESENCE OF                           )
                                      )
                                      )
[SIG]                                 ) /s/ VIJAY PHARAR
-----------------------------------   ) ----------------------------------------
WITNESS                               ) VIJAY PHARAR

                             AFFIDAVIT OF EXECUTION

STATE OF CALIFORNIA      )            I, /s/  LEE HAN ROGERS
COUNTY OF LOS ANGELES    )            in the city of Industry
TO WIT                   )            in the state of California
                                      MAKE OATH AND SAY THAT

1. I was personally present and did see VIJAY PHARAR, named in the within instrument, who is personally known to me to be the person therein, duly sign, the same for the purposes named therein.

2. The same was executed in the City of Industry of California, and that I am the subscribing witness thereof.

3. I know the said VIJAY PHARAR, and she is in my belief of the full age of eighteen years.


SWORN BEFORE ME, at the City of Industry, )
in the State of California,               )  [SEAL]    LEE HAN ROGERS
this 1st day of April, 1997               )            COMM. #1013906
                                          )     Notary Public -- California
/s/ LEE HAN ROGERS                        )          LOS ANGELES COUNTY
--------------------------------------    )    My Comm. Expires JAN. 18, 1998
A Notary Public                           )
in and for the State of California        )

                                  SCHEDULE "A"
                             [96ANNUAL.XLW]LAND.XLS

BEAVER LAKE RESOURCES CORPORATION
LAND HOLDINGS AS AT DECEMBER 31, 1996
Purpose: to split land between Beaver Lake and Investor Group

                                                                                        AMOUNT OF INVESTOR GROUP AND BEAVER LAKE
                      AS PER LAND RECORDS WHICH INCLUDES THE INVESTOR GROUP                            LAND HOLDINGS
                 ----------------------------------------------------------------  -------------------------------------------------
                                              Non                         Non               PRODUCING            NON-PRODUCING
                                Producing  Producing        Producing  Producing   ------------------------- ----------------------
                          Total   Total      Total    Total   Total      Total        BLRC+I/G   I/G   BLRC  BLRC+I/G   I/G    BLRC
                          gross   gross      gross     net     net        net            net     net    net     net     net     net
                          acres   acres      acres    acres   acres      acres          acres   acres  acres   acres   acres   acres
                 -------------------------------------------------------------------------------------------------------------------
Alberta
 Acheson West       GORR      480     480         0        0       0           0           0       0       0       0      0        0
 Armada                       320     160       160       24      12          12          12      (2)     10      12     (2)      10
 Badger                       640     640         0       96      96           0          96     (14)     82       0      0        0
 Bentz                      8,960   2,400     6,560      208      14         194          14      (2)     12     194    (29)     165
 Bergen                     1,440   1,280       160      108      96          12          96     (14)     82      12     (2)      10
 Big Valley                   960     640       320       19      17           2          17      (3)     14       2      0        2
 Caroline                     480     160       320      480     160         320         160     (24)    136     320    (48)     272
 Chip Lake                    960     320       640      120       0         120           0       0       0     120    (18)     102
 Craigmyle                 10,240   8,480     1,760    1,532   1,283         249       1,283    (192)  1,091     249    (37)     212
 Crimson Lake      GORR       160     160         0        0       0           0           0       0       0       0      0        0
 Drumhellar South           4,480   2,720     1,760    1,580     505       1,075         505     (76)    429   1,075   (161)     914
 Eaglesham          CRL    27,040   5,600    21,440   16,693   3,332      13,361       3,332       0   3,332  13,361      0   13,361
 East Scandia     Farm-in     640     640         0      400     400           0         400       0     400       0      0        0
 Elnora                       640     640         0       40      40           0          40      (6)     34       0      0        0
 Fenn West         GORR       720     720         0        0       0           0           0       0       0       0      0        0
 Freeman                      320     160       160      120      80          40          80     (12)     68      40     (6)      34
 Health                       800     800         0      120     120           0         120     (18)    102       0      0        0
 Healthdale        GORR       640     640         0        0       0           0           0       0       0       0      0        0
 Highvale                     640     640         0       32      32           0          32      (5)     27       0      0        0
 Huxley                    32,200   3,200         0      427     427           0         427     (64)    363       0      0        0
 Jenner            GORR       640     640         0        0       0           0           0       0       0       0      0        0
 Kiron                        640     640         0      428     428           0         428     (64)    364       0      0        0
 Lait              GORR       640       0       640        0       0           0           0       0       0       0      0        0
 Leduc                        240     240         0      139     139           0         139     (21)    118       0      0        0
 Leedale                    1,280   1,280         0       60      60           0          60      (9)     51       0      0        0
 Loon South                   960     480       480      149     108          41         108     (16)     92      41     (6)      35
 Lousana             A        160     160         0      160     160           0         160     (12)    148       0      0        0
 Malmo              CRL        80      80         0       80      80           0          80       0      80       0      0        0
                                                                              96         136     (20)    116      96    (14)      82

                             [96ANNUAL.XLS]LAND.XLS

Beaver Lake Resources Corporation
Land Holdings as at December 31,1996
Purpose: to split land between Beaver Lake and Investor Group




                                    AS PER LAND RECORDS WHICH INCLUDES THE INVESTOR GROUP
                                                    Non                                    NON
                                     Producing   Producing              PRODUCING       PRODUCING
                             Total     Total       Total      Total       Total           Total
                             gross     gross       gross        net         net             net
                             acres     acres       acres      acres       acres           acres
    Penhold                    160        80           80       160            80            80
    Pigeon Lake                800       480          320        18             0            18
    Princess                   640       640            0       640           640             0
    Rainbow East          C    640       480          160       192           172            20
    Red Earth                  160       160            0        53            53             0
    Redwater           GORR  1,280       640          640         0             0             0
    Rumsey                   4,480     3,840          640     2,692         2,052           640
    Shekille                   640       640            0        80            80             0
    Simonettle         BLEC    320       320            0         3             3             0
    Sounding Lake         B  1,920     1,430          490     1,178         1,095            83
    Three Hills Creek          640       640            0        64            64             0
    UtiKuma                D   960       640          320       351           221           130
    Wainwright               7,840     7,680          160     1,892         1,849            43
    Willow             Now   1,920       160        1,760     1,584           160         1,424
    Winnifred         GORR   4,320     1,760        2,560       672             0           672
    Zama           Farm-in   1,440       480          960       625            69           556
                            98,640    55,830       42,810    33,688        14,380        19,308

British Columbia

    North Pine           BLEC  640       160          480        36            12            24

Saskatchewan

    Bench West                 161       161            0        32            32             0
    Elswick Midale     GORR    483       483            0         0             0             0
    Freda Lake                 321        80          241        34             0            34
    Gull Lake          BLEC    483         0          483        48             0            48
    Inglenook          GORR  2,817       644        2,173         0             0             0
    Rosebank           GORR     80        80            0         0             0             0
    West Dollard       BLEC  2,537         0        2,537       127             0           127
                                                                                            209



                                         AMOUNT OF INVESTOR GROUP AND BEAVER LAKE LAND HOLDINGS

                                   Producing     PRODUCING                      NON-PRODUCING
                                   BLRC + I/G       I/G        BLRC        BLRC + I/G       I/G       BLRC
                                      net           net          net           net          net         net
                                     acres         acres       acres         acres        acres       acres
    Penhold                           80             0          80             80            0           80
    Pigeon Lake                        0             0           0             18           (3)          15
    Princess                         640          (96)        .544              0             0           0
    Rainbow East          C          172          (20)         152             20           (3)          17
    Red Earth                         53           (8)          45              0             0           0
    Redwater           GORR            0             0           0              0             0           0
    Rumsey                         2,052         (308)       1,744            640          (96)         544
    Shekille                          80          (12)          68              0             0           0
    Simonettle         BLEC            3             0           3              0             0           0
    Sounding Lake         B        1,095         (122)         973             83          (12)          71
    Three Hills Creek                 64          (10)          54              0             0           0
    Utikuma               P          221          (30)         191            130          (18)         112
    Wainwright                     1,649         (277)       1,572             43           (6)          37
    Willow             Now           160             0         160          1,424             0       1,424
    Winnifred         GORR             0             0           0            672         (101)         571
    Zama           Form-in            69             0          69            556             0         556
                                  14,380       (1,476)      12,904         19,308         (582)      18,726

British Columbia

    North Pine         BLEC           12             0          12             24             0          24

Saskatchewan

    Bench West                        32           (5)          27              0             0           0
    Elswick Midale     GORR            0             0           0              0             0           0
    Freda Lake                         0             0           0             34           (5)          29
    Gull Lake          BLEC            0             0           0             48             0          48
    Inglenook          GORR            0             0           0              0             0           0
    Rosebank           GORR            0             0           0              0             0           0
    West Dollard       BLEC            0             0           0            127          (19)         108
                                      12            (5          27            209          (24)         185


                             [96ANNUAL.XLW]LAND.XLS

Beaver Lake Resources Corporation
Land Holdings as at December 31, 1996
Purpose: to calculate BLRC lands as actual (remove investor group) where additional interests acquired

                                                                 Producing                                Non-producing
                                                     ---------------------------------       --------------------------------------
                                                       BLRC +                                  BLRC +
                                                         I/G         I/G          BLRC           I/G           I/G      BLRC
                                                     ---------------------------------       --------------------------------------
  A  Lousana
     origional acquisition Ulster                      80.00     (12.00)         68.00          0.00          0.00         0.00
     BLRC acquisition of Jolliet                       80.00        0.00         80.00          0.00          0.00         0.00
                                                     ---------------------------------       --------------------------------------
                                                      160.00     (12.00)        148.00          0.00          0.00         0.00
                                                     ================================        ======================================


                                                                 Producing                                Non-producing
                                                     ---------------------------------       --------------------------------------
                                                       BLRC +                                  BLRC +
                                                         I/G         I/G          BLRC           I/G           I/G      BLRC
                                                     ---------------------------------       --------------------------------------
  B  Sounding Lake
     origional acquisition Ulster
       Section 11 (Pinnacle)
       215-MOO1A                   17.00000%        23.80000   (3.57000)      20.23000      30.60000     (4.59000)        26.01000
       216-M001B                   17.00000%         1.70000   (0.25500)       1.44500      52.70000     (7.90500)        44.79500

       Section 14 & 15

       216-M002B                   50.00150%        80.00240  (12.00036)      68.00204       0.00000       0.00000         0.00000
       216-M003C                   50.00150%       240.00720  (36.00108)     204.00612       0.00000       0.00000         0.00000
       216-M004B                   73.47000%       117.55200  (17.63280)      99.91920       0.00000       0.00000         0.00000
       216-M005B                   73.47000%       235.10400  (35.26560)     199.83840       0.00000       0.00000         0.00000
       216-M006D                   73.47000%       117.55200  (17.63280)      99.91920       0.00000       0.00000         0.00000

     Sherrit Gordin Acquisition

       216-M002B                    7.33300%        11.73280     0.00000      11.73280       0.00000       0.00000         0.00000
       216-MO03C                    7.33300%        35.19840     0.00000      35.19840       0.00000       0.00000         0.00000
       216-MW004B                   1.83000%         2.92800     0.00000       2.92800       0.00000       0.00000         0.00000
       216-M005B                    1.83000%         5.85600     0.00000       5.85600       0.00000       0.00000         0.00000
       216-M006D                    1.83000%         2.92800     0.00000       2.92800       0.00000       0.00000         0.00000

     First Calgary Acquisition

       216-MOO28                   23.70510%        37.92816     0.00000      37.92816       0.00000       0.00000         0.00000
       216-MO03C                   23.70510%       113,78448     0.00000     113.78448       0.00000       0.00000         0,00000
       216-MOO48                   10.70000%        17.12000     0.00000      17.12000       0.00000       0.00000         0.00000
       216-MO05B                   10.70000%        34.24000     0.00000      34.24000       0.00000       0.00000         0.00000
       216-MO06D                   10.70000%        17.12000     0.00000       17A2000       0.00000       0.00000         0.00000
                                                    --------     -------       -- ----       -------       -------         -------
                                                       ?????   (????????)    972.19580      83.30000     (12.49500)       70.80600

                             [96ANNUAL.XLW]LAND.XLS

Beaver Lake Resources Corporation
Land Holdings as at December 31, 1996
Purpose: to calculate BLRC lands as actual (remove investor group) where additional interests acquired


                                                                               PRODUCING                      NON-PRODUCING
                                                                    ------------------------------    -----------------------------
                                                                        BLRC +                          BLRC +
                C               Rainbow East                            I/G       I/G      BLRC         I/G        I/G      BLRC
                                                                    ------------------------------    -----------------------------
                                original acquisition Ulster             136.00  (20.40)   115.60        20.00      (3.00)   17.00
                                Canadian Natural Acquisition             36.00    0.00     36.00         0.00       0.00     0.00
                                                                    ------------------------------    -----------------------------
                                                                        172.00  (20.40)   161.60        20.00      (3.00)   17.00
                                                                    ==============================    =============================


                                                                               PRODUCING                      NON-PRODUCING
                                                                    ------------------------------    -----------------------------
                D               Utikuma                                 BLRC +  (00.00)   000.00        BLRC +    (0.00)    BLRC
                                origional acquisition Ulster            I/G       I/G      BLRC         I/G        I/G      BLRC
                                                                    ------------------------------    -----------------------------
                                  6-30-80-19W5M                         120.00   (18.0)    102.0       120.00      (18.0)   102.0
                                  7-30-80-19W5M                          80.00   (12.0)     68.0         0.0         0.0      0.0
                                BLEC 100% lands
                                  8-15-81-9W5M                           20.8      0.0      20.8        10.4         0.0     10.4
                                                                    ------------------------------    -----------------------------
                                                                        220.8    (30.0)    190.8       130.4       (18.0)   112.4
                                                                    ==============================    =============================

Notes: All Ulster Acquisition properties are owned 15% by investor group All BLEC properties have no investor group participation
        All CRL, SEL properties have no investor group participation
        All acquisitions made by BLRC have no investor group interest

                                   BEAVER LAKE

                              RESOURCES CORPORATION

July 16, 1996

MRS.  VIJAY PHARAR
23810 Ridgeline Road
Diamond Bar, CA  91765

Dear Mrs. Pharar:

RE:   PARTICIPATION AGREEMENT ULSTER PROPERTIES, ALBERTA CANADA

Beaver Lake Resources Corporation (Beaver Lake) is the successor to Capco Resource Properties Ltd. (CRPL). CRPL acquired certain properties (Ulster Properties) from Ulster Petroleums in Canada on February 10, 1994. At that time, an arrangement was made for you to acquire a portion of that interest. Your interest is now five percent (5%) of the interest of Beaver Lake in and to the Ulster Properties which are listed on Schedule "A" attached hereto.

The following is therefore intended to provide for the ongoing ownership and operation of the Ulster properties and to evidence the arrangement between Vijay Pharar and Beaver Lake Resources Corporation


1) The interests of Pharar and Beaver Lake are set out in Schedule "A" and such interests shall be operated as between them pursuant to the terms of any operating agreement which governs the interests of any third party in those specific parts of the Ulster Properties. In the event any or all of the Ulster Properties are not subject to a third party Operating Agreement then they shall be operated pursuant to the terms of the Operating Agreement attached as Schedule "B". As between the parties hereto, Beaver Lake shall act as Operator. Under such Operating Agreement or Agreements, where a response is require or notice must be given to a third party, then the time prescribed for Pharar to respond or give notice shall be shortened by two working days so that Beaver Lake will be able to respond or give proper notice on behalf of the parties. In the event of a conflict between the terms of this agreement and the Operating Agreement, this Agreement shall prevail.

2) In addition to Pharar's share of any charges under the Operating Agreement, Pharar shall pay to Beaver Lake a charge of 1% of Beaver Lake's administration overhead per month to compensate Beaver Lake for the additional work required in its capacity as Operator. Beaver Lake shall not be required to provide its interpretation of any data respecting any of the Ulster Properties.

                        1204 Dome Tower, Toronto Dominion Square
                        333 - 7th Avenue S.W. Calgary, AB 12P 2Z1
                        Phone (403) 269-5550 * Fax (403) 269-5585

MRS. VIJAY PHARAR
PARTICIPATION AGREEMENT
PAGE 2
JULY 16, 1996


 3) The interest of Pharar's in the Ulster Properties and only the interest of Pharar's shall be subject to Clause 2401 B of the Operating Agreement attached as Schedule "B" thereby giving Beaver Lake a Right of First Refusal in the event that Pharar wishes to sell her interest.

 4) Pharar's principal balance of the bank loan remaining as at July 1, 1996 is $55,000.00 (Canadian). At this time, principal repayments are not being made to the Bank by Beaver Lake or Pharar.

      If and when Beaver Lake Resources Corporation is requested to make principal repayments to the bank, then Pharar shall be required to reimburse Beaver Lake for her proportionate share of such principal payments. This will be done through deductions from monthly revenues where such revenues exceed the required payments. Pharar will be invoiced if required payments exceed monthly revenues.

      Interest charged on the principal balance shall be at the same rate as Beaver Lake is charged by the bank, and will be deducted from monthly revenues.

 5) The rights, duties, obligations and liabilities of the Parties hereunder shall be separate and not joint or collective, nor joint and several, it being the express purpose and intention of the parties that their interest in the Ulster Properties shall be held as tenants in common. Nothing contained herein shall be construed as creating a partnership, joint venture or association of any kind.

 6)   Time shall be of essence in this agreement.

 7) This agreement supersedes all previous agreements with CRPL, whether written or verbal between parties respecting the Ulster Properties.

 8) This agreement shall enure to the benefit of, and shall bind the parties and their respective successors and assigns.

 9) This agreement shall for all purposes be construed and interpreted according to the Laws of the Province of Alberta, Canada.

10) Pharar agrees that she will not use, suffer or permit to be used, directly or indirectly the name of Beaver Lake for the purpose of, or in connection with any financing, offering of securities or the formation or promotion of any business enterprise or for any other purpose.

MRS. VIJAY PHARAR
PARTICIPATION AGREEMENT
PAGE 3
JULY 16, 1996


Should the above be your understanding of the agreement reached between the parties, please so indicate by signing in the space provided below and return fully executed copy to the undersigned.

Yours truly
BEAVER LAKE RESOURCE CORPORATION

/s/ HERBERT R. MILLER

Herbert R. Miller,
Vice President

ACKNOWLEDGED AND AGREED TO THIS 12TH DAY OF NOVEMBER, 1996.

/s/ VIJAY PHARAR
-----------------------------
VIJAY PHARAR

                    ACKNOWLEDGEMENT AND POSTPONEMENT OF CLAIM

TO: CANADIAN WESTERN BANK

           WHEREAS, Beaver Lake Resources Corporation ( "Beaver Lake") is, subject to the trusts described herein, the legal and beneficial owner of those lands and interest described in Schedule "A" hereto;

           AND WHEREAS pursuant to a trust agreement between Beaver Lake and the undersigned attached hereto as Schedule "B" (the "Trust Agreement"), Beaver Lake holds on certain trusts those interests described in Schedule "C" on behalf of the undersigned;

           AND WHEREAS Beaver Lake has existing financing with the Bank and has applied to the Bank to amend its existing finance arrangements with the Bank;

           AND WHEREAS the Bank has agreed to amend the existing finance arrangements with Beaver Lake subject to the granting of the appropriate loan and security documents. All loan and security documents previously granted by Beaver Lake (including its predecessors Beaver Lake Energy Corporation and Capco Resource Properties Ltd.), to the Bank and all loan and security documents to be granted by Beaver Lake to the Bank pursuant to the amendments to the financing arrangements are hereinafter referred to as the "Securities");

           AND WHEREAS it is the intention of the undersigned and Beaver Lake that the Bank be able to deal with Beaver Lake in all respects with respect to the granting of the Securities without any requirement of approval from the undersigned;

           THEREFORE, in consideration of the Bank amending its existing financing with Beaver Lake and other good and valuable consideration, the undersigned acknowledges and agrees as follows:

1. The Trust Agreement, all interests of the undersigned under the Trust Agreement (including the oil and gas properties described in Schedule "C") and all indebtedness, obligations and liabilities, present and future, of Beaver Lake to the undersigned are hereby subordinated and postponed to the rights and interests of the Bank under the Securities;

2. The Bank shall deal with Beaver Lake and the Securities in the same manner and as if Beaver Lake was the owner of 100% of the legal and beneficial owner of the lands and interests described in Schedule "A" and the undersigned is estopped in any proceeding brought by the Bank with respect to the Securities from claiming any interest in the lands and interests described in Schedule "A" in priority to the Bank.

3. Any decrease or increase in the amount advanced or to be advanced to Beaver Lake, and any amendment, variation or modification of the terms of the Securities and the granting of time, extensions, renewals, compromises, indulgences, waivers, releases or other concessions to Beaver Lake shall not require the agreement or approval of the undersigned.

4. This Acknowledgement and Postponement shall not be affected by the death or loss or diminution of capacity of the undersigned or by any change in the name of Beaver Lake by the acquisition of Beaver Lake's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of Beaver Lake, or by Beaver Lake being amalgamated or otherwise merged with or into any other corporation, but shall notwithstanding the happening of any such event continue to apply to all the Securities whether theretofore or thereafter incurred or arising and in this instrument the word "Beaver Lake" shall include every such corporation.

5. The term "Securities" as used herein shall include and extend to any moneys loaned or advanced by the Bank to or for the account of Beaver Lake in connection with or incidental to the Securities or any amounts owing pursuant to the Securities, and shall also include and extend to any renewal of or substitution for the Securities.

6. This Acknowledgement and Postponement shall extend to and enure to the benefit of the Bank and its successors and assigns, and every reference herein to the undersigned, is a reference to and shall be construed as including the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned or of any of them, as the case may be, to and upon all of whom this Acknowledgement and Postponement shall extend and be binding.

7. This Acknowledgement and Postponement of Claim shall be governed by and construed in accordance with the laws of the Province of Alberta. The undersigned irrevocably submits to the courts of the Province of Alberta in any action or proceeding arising out of or relating to this Acknowledgement and Postponement of Claim, and irrevocably agrees that all such actions and proceedings may be heard and determined in such courts, and irrevocably waives to the fullest extent possible, the defence of any inconvenient forum.

      GIVEN UNDER SEAL at CAMROSE ALBERTA this 7th day of April, 1997.


SIGNED, SEALED AND DELIVERED IN THE  )
PRESENCE OF                          )
                                     )
                                     ) /s/ Q SYED
------------------------------------ ) -----------------------------------------
WITNESS                              ) QURAT-UL-AIN-SYED

                             AFFIDAVIT OF EXECUTION

                CANADA              )   I, HAMEED SYED of the City of
         PROVINCE OF ALBERTA        )   CAMROSE in the Province of
                TO WIT              )   ALBERTA MAKE OATH AND SAY THAT
                                        SAY THAT

1. I was personally present and did see QURAT-UL-AIN SYED, named in the within instrument, who is personally known to me to be the person named therein, duly sign, the same for the purposes named therein.

2. The same was executed at the City of Camrose, in the Province of Alberta, and that I am the subscribing witness thereto.

3. I know the said QURAT-UL-AIN SYED, and she is in my belief of the full age of eighteen years.


SWORN BEFORE ME, at the City of         )
CAMROSE, in the Province of             )
ALBERTA, this 7th day of                )
April, 1997.                            ----------------------------------------

/s/ JAONNE FRANCES MICHAUD
-----------------------------------
A Commission in and for the Province of
Alberta

       JAONNE FRANCES MICHAUD
      A COMMISSIONER FOR OATHS
COMMISSION EXPIRES JANUARY 25, 1998

                                  SCHEDULE "B"
                            [BEAVER LAKE LETTERHEAD]


July 16, 1996

MRS.  QURAT-UL-AIN SYED
4204 - 70 Street
Camrose, Alberta
T4V 3S5

Dear Mrs. Syed:

RE:   PARTICIPATION AGREEMENT ULSTER PROPERTIES, ALBERTA CANADA

Beaver Lake Resources Corporation (Beaver Lake) is the successor to Capco Resource Properties Ltd. (CRPL). CRPL acquired certain properties (Ulster Properties) from Ulster Petroleums in Canada on February 10, 1994. At that time, an arrangement was made for you to acquire a portion of that interest. Your interest is now five percent (5%) of the interest of Beaver Lake in and to the Ulster Properties which are listed on Schedule "A" attached hereto.

The following is therefore intended to provide for the ongoing ownership and operation of the Ulster properties and to evidence the arrangement between Qurat-ul-ain Syed and Beaver Lake Resources Corporation:

1) The interests of Syed and Beaver Lake are set out in Schedule "A" and such interests shall be operated as between them pursuant to the terms of any operating agreement which governs the interests of any third party in those specific parts of the Ulster Properties. In the event any or all of the Ulster Properties are not subject to a third party Operating Agreement then they shall be operated pursuant to the terms of the Operating Agreement attached as Schedule "B". As between the parties hereto, Beaver Lake shall act as Operator. Under such Operating Agreement or Agreements, where a response is required or notice must be given to a third party, then the time prescribed for Syed to respond or give notice shall be shortened by two working days so that Beaver Lake will be able to respond or give proper notice on behalf of the parties. In the event of a conflict between the terms of this agreement and the Operating Agreement, this Agreement shall prevail.

2) In addition to Syed's share of any charges under the Operating Agreement, Syed shall pay to Beaver Lake a charge of 1% of Beaver Lake's administration overhead per month to compensate Beaver Lake for the additional work required in its capacity as Operator. Beaver Lake shall not be required to provide its interpretation of any data respecting any of the Ulster Properties.

MRS. QURAT-UL-AIN SYED
PARTICIPATION AGREEMENT
PAGE 2
JULY 16, 1996

3) The interest of Syed's in the Ulster Properties and only the interest of Syed's shall be subject to Clause 2401B of the Operating Agreement attached as Schedule "B" thereby giving Beaver Lake a Right of First Refusal in the event that Syed wishes to sell her interest.

4) Syed's principal balance of the bank loan remaining as at July 1, 1996 is $55,000.00 (Canadian). At this time, principal repayments are not being made to the Bank by Beaver Lake or Syed.

      If and when Beaver Lake Resources Corporation is requested to make principal repayments to the bank, then Syed shall be required to reimburse Beaver Lake for her proportionate share of such principal payments. This will be done through deductions from monthly revenues where such revenues exceed the required payments. Syed will be invoiced if required payments exceed monthly revenues.

      Interest charged on the principal balance shall be at the same rate as Beaver Lake is charged by the bank, and will be deducted from monthly revenues.

5) The rights, duties, obligations and liabilities of the Parties hereunder shall be separate and not joint or collective, nor joint and several, it being the express purpose and intention of the parties that their interest in the Ulster Properties shall be held as tenants in common. Nothing contained herein shall be construed as creating a partnership, joint venture or association of any kind.

6)    Time shall be of essence in this agreement.

7) This agreement supersedes all previous agreements with CRPL, whether written or verbal between parties respecting the Ulster Properties.

8) This agreement shall enure to the benefit of, and shall bind the parties and their respective successors and assigns.

9) This agreement shall for all purposes be construed and interpreted according to the Laws of the Province of Alberta, Canada.

10) Syed agrees that she will not use, suffer or permit to be used, directly or indirectly the name of Beaver Lake for the purpose of, or in connection with any financing, offering of securities or the formation or promotion of any business enterprise or for any other purpose.

MRS. QURAT-UL-AIN SYED
PARTICIPATION AGREEMENT
PAGE 3
JULY 16, 1996
-------------------------------------------------------------------------------

Should the above be your understanding of the agreement reached between the parties, please so indicate by signing in the space provided below and return a fully executed copy to the undersigned.

Yours truly,
BEAVER LAKE RESOURCES CORPORATION

/s/ HERBERT R. MILLER

Herbert R. Miller,
Vice President

ACKNOWLEDGED AND AGREED TO THIS 16th DAY OF July, 1996.

    /s/ Q SYED
---------------------
 QURAT-UL-AIN SYED

                                  SCHEDULE "B"

                            [BEAVER LAKE LETTERHEAD]



July 16, 1996

MR.  FIDA MALIK
703, 404 - 2811
21 West House, Weir Road
Bacharm London

SWI2 ONF

Dear Mr. Malik:

RE:   PARTICIPATION AGREEMENT
      ULSTER PROPERTIES, ALBERTA
      CANADA

Beaver Lake Resources Corporation (Beaver Lake) is the successor to Capco Resource Properties Ltd. (CRPL). CRPL acquired certain properties (Ulster Properties) from Ulster Petroleums in Canada on February 10, 1994. At that time, an arrangement was made for you to acquire a portion of that interest. Your interest is now five percent (5%) of the interest of Beaver Lake in and to the Ulster Properties which are listed on Schedule "A" attached hereto.

The following is therefore intended to provide for the ongoing ownership and operation of the Ulster properties and to evidence the arrangement between Fida Malik and Beaver Lake Resource Corporation:

1) The interests of Malik and Beaver Lake are set out in Schedule "A" and such interest shall be operated as between them pursuant to the terms of any operating agreement which governs the interests of any third party in those specific parts of the Ulster Properties. In the event any or all of the Ulster Properties are not subject to a third party Operating Agreement then they shall be operated pursuant to the terms of the Operating Agreement attached as Schedule "B". As between the parties hereto, Beaver Lake shall act ?? Operator. Under such Operating Agreement or Agreements, where a response is require??, or notice must be given to a third party, then the time prescribed for Malik to respond ?? give notice shall be shortened by two working days so that Beaver Lake will be able to respond or give proper notice on behalf of the parties. In the event of a conflict between ?? terms of this agreement and the Operating Agreement, this Agreement shall prevail.

2) In addition to Malik's share of any charges under the Operating Agreement, Malik shall pay to Beaver Lake a charge of 1% of Beaver Lake's administration overhead per month to ?? compensate Beaver Lake for the additional work required in its capacity as Operator ?? Beaver Lake shall not be required to provide its interpretation of any data respecting any the Ulster Properties.

MR. FIDA MALIK
PARTICIPATION AGREEMENT
PAGE 2
JULY 16, 1996


3) The interest of Malik's in the Ulster Properties and only the interest of Malik's shall ?? subject to Clause 2401B of the Operating Agreement attached as Schedule "B" there?? giving Beaver Lake a Right of First Refusal in the event that Malik wishes to sell his interest ??

4) Malik's principal balance of the bank loan remaining as at July 1, 1996 is $55,000.00 (Canadian). At this time, principal repayments are not being made to the Bank by Beaver Lake or Malik.

      If and when Beaver Lake Resources Corporation is requested to make principal repayment to the bank, then Malik shall be required to reimburse Beaver Lake for his proportion?? share of such principal payments. This will be done through deductions from month?? revenues where such revenues exceed the required payments. Malik will be invoiced ?? required payments exceed monthly revenues.

      Interest charged on the principal balance shall be at the same rate as Beaver Lake is char??? by the bank, and will be deducted from monthly revenues.

5) The rights, duties, obligations and liabilities of the Parties hereunder shall be separate and not joint or collective, nor joint and several, it being the express purpose and intention of the parties that their interest in the Ulster Properties shall be held as tenants in common. Nothing contained herein shall be construed as creating a partnership, joint venture association of any kind.

6)    Time shall be of essence in this agreement.

7) This agreement supersedes all previous agreements with CRPL, whether written verbal between parties respecting the Ulster Properties.

8) This agreement shall enure to the benefit of, and shall bind the parties and their respective successors and assigns.

9) This agreement shall for all purposes be construed and interpreted according to the L?? of the Province of Alberta, Canada.

10) Malik agrees that he will not use, suffer or permit to be used, directly or indirectly the name of Beaver Lake for the purpose of, or in connection with any financing, offering securities or the formation or promotion of any business enterprise or for any other purp??

MR. FIDA MALIK
PARTICIPATION AGREEMENT
PAGE 3
JULY 16, 1996


Should the above be your understanding of the agreement reached between the parties, please so indicate by signing in the space provided below and return a fully executed copy to the undersigned.

Yours truly,
BEAVER LAKE RESOURCES CORPORATION

/s/ HERBERT R. MILLER

Herbert R. Miller
Vice President

ACKNOWLEDGED AND AGREED TO THIS 19TH DAY OF AUGUST, 1996

/s/ FIDA MALIK
--------------------
Fida Malik

ATTACHMENTS